Van Eck VIP Trust

Supplement dated November 8, 2013 (“Supplement”)
to the Prospectus for the Van Eck VIP Emerging Markets Fund

dated May 1, 2013

and to the Statement of Additional Information for the Van Eck VIP Emerging Markets Fund

dated May 1, 2013, as revised or supplemented on May 22, 2013, July 19, 2013 and October 7, 2013

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information for Van Eck VIP Trust (the “Trust”) regarding the Van Eck VIP Emerging Markets Fund, a series of the Trust. You may obtain copies of the Trust’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

Effective November 8, 2013, all references and information contained in the Prospectus and Statement of Additional Information regarding Edward M. Kuczma, CFA are deleted and are no longer applicable. Mr. Kuczma has left Van Eck Associates Corporation to pursue other opportunities.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE